UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: December 31, 2015

Laurie D. Neat

Emerging Markets Growth Fund, Inc.

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM Semi-annual report for the six months ended December 31, 2015

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Contents

1	Letter to investors
2	20 largest equity holdings
7	Investment portfolio
16	Financial statements
18	Notes to financial statements

Fellow investors:

Emerging markets stocks declined in the second half of 2015 as China’s economy decelerated, commodity prices slumped and the U.S. dollar strengthened. The value of Emerging Markets Growth Fund fell 17.14% with distributions reinvested for the six-month period, while its benchmark, the unmanaged MSCI Emerging Markets Investable Index (IMI), lost 16.89%.* Energy stocks racked up the steepest losses, while equities in Brazil and South Africa fell sharply. Almost all emerging markets currencies lost ground against the U.S. dollar, with many touching historic lows versus the greenback.

Global markets were volatile. China jarred investors by devaluing its currency in mid-August. The surprise move fanned fears of a sharper-than-expected slowdown in China, igniting a huge selloff in global stocks and emerging markets currencies. Oil price declines and consternation over the timing of a U.S. interest rate hike also fueled anxiety for developing-country stocks. Emerging markets regained some footing in October and were less volatile in the final two months of the year, helped by stimulus measures in China and Indonesia and progress on business-friendly reforms in those countries and India. All sectors ended lower for the six-month period, led by energy and materials; the financials and telecommunication services sectors also notched big losses.

Market review

Brazilian stocks plunged 36%. Depressed commodity prices and political woes continued to weigh on the country as it faced its worst recession in more than a century. Credit rating agencies Standard & Poor’s and Fitch both downgraded the country’s debt to one notch below investment grade, or BB+; Moody’s hinted it may make a similar move. Amid the economic turmoil, President Dilma Rousseff named Nelson Barbosa as finance minister to replace Joaquim Levy,

*	Unless otherwise noted, country and sector returns are based on MSCI EM IMI indices, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Results at a glance

	Cumulative
	total returns		Average annual total returns
For periods ended December 31, 2015, with distributions reinvested	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund	–17.14%	–15.19%	–7.65%	–6.73%	3.43%	12.94%
MSCI Emerging Markets IMI[2,3]	–16.89	–13.86	–6.12	–4.59	3.94	9.82	[4]
MSCI Emerging Markets Index[3,5]	–17.35	–14.92	–6.76	–4.81	3.61	9.67	[4]

[1]	Since May 30, 1986.
[2]	Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with dividends gross of withholding taxes from December 31, 1987, to December 31, 2000, and with dividends net of withholding taxes from January 1, 2001, to November 30, 2007, and using the MSCI Emerging Markets IMI with dividends net of withholding taxes thereafter.
[3]	The indices are unmanaged and, therefore, have no expenses.
[4]	The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986, to December 31, 1987.
[5]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

The total annual fund operating expense ratio is 0.75% as of the most recent fiscal year-end, and is 0.80% including “Acquired Fund” fees and expenses.

Emerging Markets Growth Fund	1

who resigned amid disagreements within the government over austerity measures. Rousseff also sought to avoid impeachment over accusations of manipulating budget figures to mask the government’s poor fiscal performance.

Chinese stocks tumbled, hurt by concerns about the pace of growth for the world’s second-largest economy and the direction of the government’s monetary policy. The MSCI China IMI sank 20%. In August, the People’s Bank of China devalued the renminbi currency, upending global stocks and raising further questions about China’s economic health. Chinese monetary authorities responded by cutting interest rates in August and October in a bid to stoke growth and to calm investors. The government also sought to boost consumption by easing requirements for home and car purchases. Meanwhile, in acknowledgement of China’s growing influence on the world’s economy, the International Monetary Fund said in November it would add the renminbi to its elite basket of lending-reserve currencies in late 2016.

Stock markets in India and Indonesia fared better. The MSCI Indonesia IMI slumped 10% despite a fourth-quarter rally. Gross domestic product (GDP) growth for Southeast Asia’s largest economy slowed during the six-month period, prompting the government to roll out additional stimulus measures to attract foreign investment and improve the business climate in areas such as manufacturing, oil exploration and tourism. The MSCI India IMI declined 6%. Companies in the health care sector led the way down, hurt by a U.S. regulatory probe into manufacturing practices. Prime Minister Narendra Modi’s party also lost a key regional election, which investors saw as a setback for his reform-minded agenda.

20 largest equity holdings

	Percent of net assets as of 12/31/15	Price change for the six months ended 12/31/15*
Taiwan Semiconductor Manufacturing	3.4%	–5.2%
China Overseas Land & Investment	3.4	–1.6
AIA Group	2.4	–9.0
China Pacific Insurance Group	2.1	–14.5
Naspers	2.0	–12.2
América Móvil	1.7	–34.0
Delta Electronics	1.7	–8.4
Bharti Airtel	1.7	–22.3
Akbank	1.6	–20.6
Housing Development Finance	1.5	–6.7
Samsonite International	1.5	–13.2
CEMEX	1.4	–39.2
HDFC Bank	1.4	4.8
Hyundai Motor	1.4	2.3
China Mengniu Dairy	1.3	–67.6
China Resources Land	1.3	–11.1
Jiangsu Hengrui Medicine	1.3	4.7
Beijing Enterprises Holdings	1.3	–20.0
Hypermarcas	1.2	–24.6
Cheung Kong Infrastructure Holdings	1.2	18.7
Total	34.8%

*	The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.

Mounting economic woes and declining oil prices took a toll on Russian equities. The MSCI Russia IMI dropped 18%, hurt by a 24% depreciation of the ruble, which ended December at its lowest point against the U.S. dollar. Russia’s economy further weakened during the third quarter, dragged down by weak consumer spending.

South African stocks stumbled, weighed down by a stagnating economy, falling metals prices and political instability. The MSCI South Africa IMI lost 27%. President Jacob Zuma switched finance ministers twice in early December, rattling investor confidence and sending the rand down to a record low versus the dollar. The rand slid 22% for the six-month period.

2	Emerging Markets Growth Fund

Where the fund’s assets were invested

								Value of holdings
	Percent of net assets					MSCI EM IMI[1]		12/31/15
	12/31/14	6/30/15		12/31/15		6/30/15	12/31/15	(in thousands)

Asia-Pacific
China	27.5%	27.4%		26.4%		24.7%	26.3%	$923,414
Hong Kong	7.6	7.3		8.8		—	—	307,768
India	14.1	11.5		12.3		8.0	9.1	428,281
Indonesia	1.8	2.0		3.1		2.3	2.5	109,613
Malaysia	2.5	2.2		1.5		3.2	3.3	52,386
Philippines	1.0	.5		.4		1.4	1.4	15,027
Singapore	1.0	.9		1.2		—	—	42,194
South Korea	6.4	4.3		4.8		15.0	16.2	168,396
Taiwan	5.3	5.8		7.0		13.3	12.8	246,232
Thailand	1.8	1.3		.9		2.5	2.2	29,706
	69.0	63.2		66.4		70.4	73.8	2,323,017

Latin America
Argentina	.6	.9		.7		—	—	25,287
Brazil	5.2	6.4		6.1		6.9	5.0	211,282
Chile	1.2	1.1		1.2		1.2	1.1	42,114
Colombia	—	—		—		.5	.4	—
Mexico	3.5	4.8		4.6		4.2	4.3	161,430
Peru	.1	.1		—	[2]	.4	.3	1,467
	10.6	13.3		12.6		13.2	11.1	441,580

Eastern Europe and Middle East
Czech Republic	—	—		—		.2	.2	—
Greece	.1	—	[2]	—		.4	.5	—
Hungary	—	—		—		.2	.2	—
Israel	.1	.1		—	[2]	—	—	151
Oman	.5	.4		.4		—	—	12,917
Poland	—	—		—		1.4	1.3	—
Russia	4.4	4.1		3.9		3.3	3.0	135,276
Saudi Arabia	—	.8		.9		—	—	31,756
Turkey	—	.7		1.5		1.4	1.3	54,427
United Arab Emirates	.5	.9		1.1		.7	.9	38,456
Qatar	—	—		—		.9	.9	—
	5.6	7.0		7.8		8.5	8.3	272,983

Africa
Egypt	—	—		—		.3	.3	—
South Africa	2.7	3.2		3.8		7.6	6.5	134,099
	2.7	3.2		3.8		7.9	6.8	134,099

Other markets[3]
Australia	1.2	.8		1.1				38,364
Austria	.5	.4		.4				15,188
Canada	1.1	.9		.4				12,701
Denmark	—	—		.3				11,909
Italy	.2	.2		.2				7,856
Netherlands	.3	—	[2]	.1				1,569
Switzerland	.7	.7		.4				13,716
United Kingdom	2.0	1.9		1.4				47,586
United States of America	2.3	2.9		1.7				60,672
	8.3	7.8		6.0				209,561

Multinational	.4	.4		.1				3,210
Short-term securities and other assets less liabilities	3.4	5.1		3.3				115,585

Total net assets	100.0%	100.0%		100.0%				$3,500,035

[1]	A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Amount less than .1%
[3]	Includes investments in companies incorporated in the region that have significant operations in emerging markets.

Emerging Markets Growth Fund	3

Portfolio review

Investments in commodity-related stocks weighed on portfolio returns. Brazilian miner Vale contended with a continued slump in iron ore prices, which declined to their lowest point since 2009 during the fourth quarter. Vale shares came under additional pressure as it faced a lawsuit over a deadly mining disaster at a site it jointly operates with BHP Billiton. Shares of Lonmin detracted as the U.K.-headquartered mining company grappled with a global slowdown for metals and issued new stock to raise equity. Shares of First Quantum Minerals retreated. The Canadian-based company scaled back production due to the prolonged slump in copper prices and power shortages at African mines.

Consumer staples stocks also hindered returns. Shares of China Mengniu Dairy, a seller of milk, yogurt and ice cream products, declined amid weak dairy prices and after management warned of price discounts. Shoprite shares slumped as South Africa’s biggest food retailer and operator of furniture stores reported weaker sales. It also encountered a regulatory probe into its lending practices.

Stock selection in Mexico weighed on results. Cemex shares fell on weaker sales and profits, hit by a construction slump across Mexico and Latin America. Shares of América Móvil lost ground, hamstrung by unfavorable regulatory changes, pricing pressures and weakness in Brazil, its second-largest market.

Several Chinese investments were notable contributors, including companies in the financials and health care sectors. China Overseas Land & Investment and China Vanke benefited from supportive government real estate policies. Shares of Sino Biopharmaceutical and Jiangsu Hengrui Medicine were helped by reforms in China to privatize hospitals and increased consumer demand for health- and wellness-related products. Another contributor was Cheung Kong Infrastructure, which owns a range of assets in the energy, transportation and waste management businesses.

Overall, the choice of stocks in the financials sector was a bright spot, supported by investments in India’s HDFC Bank and Singapore’s Yoma Strategic Holdings.

Outlook

Emerging markets continue to face crosscurrents and will likely see continued volatility in the coming months due to China’s transition to a consumer-driven economy, battered commodity prices and weakened

	Six months ended 12/31/15
	Expressed in	Expressed in
Percent change in key markets*	U.S. dollars	local currency

Asia-Pacific
China	–19.6%	–14.3%
India	–6.0	–6.8
Indonesia	–9.8	–3.5
Malaysia	–8.2	1.1
Philippines	–11.2	–3.6
South Korea	–11.8	–16.8
Taiwan	–14.8	–15.7
Thailand	–20.8	–12.5

Latin America
Brazil	–35.7	–5.4
Chile	–14.6	–19.6
Colombia	–29.8	–13.5
Mexico	–12.4	–27.5
Peru	–27.6	–7.9

Eastern Europe and Middle East
Czech Republic	–14.9	–16.5
Greece	–37.5	10.2
Hungary	7.2	–2.3
Poland	–20.8	–16.5
Russia	–18.2	–7.2
Turkey	–19.7	–21.3
United Arab Emirates	–21.3	–10.5
Qatar	–16.5	1.5

Africa
Egypt	–18.6	–35.9
South Africa	–27.3	–9.3

Emerging Markets Growth Fund	–17.1%

*	The market indices, compiled by MSCI, reflect dividends net of withholding taxes and are unmanaged and, therefore, have no expenses.

4	Emerging Markets Growth Fund

currencies. Ongoing political turmoil may challenge much-needed economic reforms in Brazil, once a powerful growth engine in the emerging markets, while Russia copes with diminished oil prices that threaten to further harm its wobbly economy. At the same time, signs look encouraging in countries such as India and Indonesia, where government leaders are committed to introducing business-friendly reforms designed to speed up investment, boost consumption and attract foreign capital. Mexico’s economy is also solid, thanks to consumer spending, export growth and close proximity to the U.S.

China, Japan and Europe are all undertaking monetary stimulus measures aimed at supporting global growth, which should offer some benefit to emerging markets. In addition, the U.S. economy has strengthened, prompting the Federal Reserve to finally raise interest rates in mid-December. Lower oil prices have been a tailwind for several oil-importing emerging markets, helping to reduce their current account deficits. And compared with prior downturns, developing nations are stronger economically.

Financial stocks make up 27% of the portfolio. Managers are finding pockets of opportunity, especially Chinese real estate and insurance companies that are benefiting from government initiatives and growing demand for financial products. They also tend to favor banks in India as well as private institutions that seem better positioned to take market share over time from less efficient state-owned enterprises. Overall, mobile banking is a growing opportunity in the emerging markets as the Internet reaches more people, mobile phones proliferate and incomes improve.

About 23% of the portfolio is invested in the consumer sectors, where managers are identifying companies that cater to people seeking to improve their living standards. A growing middle class is anticipated to spur demand for a range of household and personal products as well as automobiles, travel services and entertainment. Along those lines, the fund has greater exposure to the health care sector than the benchmark, particularly in China, as demand is picking up for medical services and health-related products.

Industrials compose 9% of the fund’s assets. Managers are attracted to select industrial firms that are positioned to benefit from increased infrastructure spending, focusing on companies providing services in the areas of toll roads, ports and railways rather than heavy industry. They have also concentrated on companies aligned to clean energy reforms in China. Overall, the fund is less invested in energy and materials stocks than the MSCI Emerging Markets IMI, with holdings representing about 11% of the fund’s total net assets. We believe the emerging markets offer a wide range of compelling investment opportunities, and we look forward to reporting to you again in another six months.

Sincerely,

Victor D. Kohn

President

February 18, 2016

Emerging Markets Growth Fund	5

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc., one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

6	Emerging Markets Growth Fund

Investment portfolio December 31, 2015

Sector diversification	unaudited

	Equity securities
	Common stocks	Convertible stocks		Bonds & notes		Percent of net assets
Financials	27.1%	—%		—	%*	27.1%
Consumer discretionary	14.3	—		—	*	14.3
Information technology	10.5	—		—		10. 5
Industrials	8.9	—		—		8.9
Consumer staples	8.4	—		—		8.4
Health care	7.2	—	*	—		7.2
Materials	6.8	—		—		6.8
Telecommunication services	4.2	—		—		4.2
Utilities	3.7	—		—		3.7
Energy	3.4	—		—		3.4
Other	1.7	—		—		1.7
Government	—	—		.5		.5
	96.2%	—	%*	.5%		96.7

Short-term securities						2.7
Other assets less liabilities						.6
Net assets						100.0%

*	Amount less than .1%.

Equity securities 96.2%

	Shares	Value (000)
Asia-Pacific 66.4%
China 26.4%
Alibaba Group Holding Ltd. (ADR)[1]	268,800	$21,845
Anhui Conch Cement Co. Ltd.	4,404,254	11,526
Anhui Conch Cement Co. Ltd. (Hong Kong)	326,200	869
Bank of China Ltd. (Hong Kong)	54,390,669	24,074
Beijing Enterprises Holdings Ltd. (Hong Kong)	7,474,500	44,998
China Everbright International Ltd. (Hong Kong)	29,610,000	37,770
China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	12,986,700	10,380
China Longyuan Power Group Corp., Ltd. (Hong Kong)	3,763,000	2,822
China Mengniu Dairy Co. (Hong Kong)	28,640,400	46,316
China Merchants Bank Co., Ltd. (Hong Kong)	5,853,500	13,691
China Modern Dairy Holdings Ltd. (Hong Kong)	88,168,000	22,753
China Overseas Grand Oceans Group, Ltd. (Hong Kong)	9,250,100	3,880
China Overseas Land & Investment Ltd. (Hong Kong)	34,228,000	118,841
China Overseas Property Holdings Ltd. (Hong Kong)[1]	11,513,999	1,864
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	17,771,400	72,898
China Resources Land Ltd. (Hong Kong)	15,874,181	45,784

Emerging Markets Growth Fund	7

Equity securities (continued)

	Shares	Value (000)
Asia-Pacific (continued)
China (continued)
China Vanke Co. Ltd.	791,100	$2,976
China Vanke Co. Ltd. (Hong Kong)	9,676,500	28,593
Ctrip.com International, Ltd. (ADR)[1]	184,046	8,527
EVA Precision Industrial Holdings Ltd. (Hong Kong)	42,896,000	7,583
Fosun International Ltd. (Hong Kong)	2,510,264	3,890
Goodbaby International Holdings Ltd. (Hong Kong)[1]	24,523,000	8,899
Great Wall Motor Co., Ltd. (Hong Kong)	8,020,500	9,284
Guangdong Investment Ltd. (Hong Kong)	2,948,000	4,169
Haitian International Holdings Ltd. (Hong Kong)	16,275,803	23,668
Hilong Holding Ltd. (Hong Kong)	12,535,000	2,161
Honghua Group Ltd. (Hong Kong)[1]	1,703,000	105
Huaneng Power International, Inc. (Hong Kong)	18,640,000	15,982
Hutchison China MediTech Ltd.[1]	96,482	3,968
Industrial and Commercial Bank of China Ltd. (Hong Kong)	17,831,932	10,680
JD.com, Inc. (ADR)[1]	143,200	4,620
Jiangsu Hengrui Medicine Co., Ltd.	5,714,988	43,110
Jiangsu Hengrui Medicine Co., Ltd., warrants, expire 2016[1,2]	343,300	2,597
Lenovo Group Ltd. (Hong Kong)	24,528,000	24,716
Longfor Properties Co., Ltd. (Hong Kong)	13,756,268	20,405
MicroPort Scientific Corp. (Hong Kong)[1]	5,222,404	2,489
Minth Group Ltd. (Hong Kong)	17,420,000	34,547
New Oriental Education & Technology Group, Inc. (ADR)	17,900	562
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	5,521,000	3,239
Sany Heavy Equipment International Holdings Co., Ltd. (Hong Kong)[1]	23,136,000	5,177
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	8,154,500	23,504
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. (Hong Kong)	6,149,000	6,609
Shanghai Jahwa United Co., Ltd.	3,177,641	19,284
Shanghai Jahwa United Co., Ltd., warrants, expire 2016[1,2]	111,800	680
Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	10,506,400	22,577
Shenguan Holdings (Group) Ltd. (Hong Kong)	33,958,000	4,931
Sino Biopharmaceutical Ltd. (Hong Kong)	43,017,000	38,886
Sinofert Holdings Ltd. (Hong Kong)	120,800,000	20,425
Tencent Holdings Ltd. (Hong Kong)	372,600	7,269
Weichai Power Co., Ltd. (Hong Kong)	1,703,234	1,869
Whirlpool China Co., Ltd.	5,399,904	11,384
Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	2,384,500	13,738
		923,414

Hong Kong 8.8%
AIA Group Ltd.	14,348,200	85,480
Cheung Kong Infrastructure Holdings Ltd.	4,651,000	42,873
Chow Sang Sang Holdings International Ltd.	2,047,235	3,358
Galaxy Entertainment Group Ltd.	6,592,000	20,553

8	Emerging Markets Growth Fund

Equity securities (continued)

	Shares	Value (000)
Asia-Pacific (continued)
Hong Kong (continued)
Jardine Matheson Holdings Ltd.	57,500	$2,792
Melco Crown Entertainment Ltd. (ADR)	2,516,000	42,269
MGM China Holdings Ltd.	4,105,200	5,092
Pacific Textiles Holdings Ltd.	1,698,000	2,616
Samsonite International SA	17,836,000	53,510
Sands China Ltd.	993,600	3,360
Stella International Holdings Ltd.	2,012,500	5,000
VTech Holdings Ltd.	287,400	2,969
Wynn Macau, Ltd.	32,695,200	37,896
		307,768

India 12.3%
Apollo Hospitals Enterprise Ltd.	733,983	16,205
Apollo Hospitals Enterprise Ltd. (GDR)[2]	227,100	5,034
Bharat Electronics Ltd.	421,740	8,701
Bharti Airtel Ltd.	11,507,626	58,964
CRISIL Ltd.	96,837	2,877
Emami Ltd.	48,646	733
Glenmark Pharmaceuticals Ltd.	759,243	10,517
Godrej Consumer Products Ltd.	608,813	12,124
HDFC Bank Ltd.	2,487,681	49,935
HDFC Bank Ltd. (ADR)	200	13
Housing Development Finance Corp. Ltd.	2,825,131	53,673
ICICI Bank Ltd.	3,508,689	13,764
ICICI Bank Ltd. (ADR)	3,285,175	25,723
Info Edge (India) Ltd.	1,432,963	18,457
Infosys Ltd.	604,990	10,056
ITC Ltd.	2,039,642	10,073
Kotak Mahindra Bank Ltd.	1,170,329	12,845
Lupin Ltd.	492,835	13,610
Nestle India Ltd.	72,165	6,350
Steel Authority of India Ltd.	31,470,809	22,873
Sun Pharmaceutical Industries Ltd.	1,401,389	17,274
Tata Steel Ltd.	3,844,526	14,979
Tech Mahindra Ltd.	2,427,142	19,060
Thermax Ltd.	311,300	4,249
Torrent Power Ltd.	2,082,003	5,430
United Spirits Ltd.[1]	48,373	2,180
VA Tech Wabag Ltd.	1,214,080	12,582
		428,281

Indonesia 3.1%
Astra International Tbk PT	55,345,600	23,784
Bank Mandiri (Persero) Tbk PT, Series B	16,057,854	10,660

Emerging Markets Growth Fund	9

Equity securities (continued)

	Shares	Value (000)
Asia-Pacific (continued)
Indonesia (continued)
Bank Rakyat Indonesia (Persero) Tbk PT	17,459,300	$14,271
Elang Mahkota Teknologi Tbk PT	44,456,400	33,217
Matahari Department Store Tbk PT	5,498,100	6,942
Surya Citra Media Tbk PT	92,566,000	20,739
		109,613

Malaysia 1.5%
Bumi Armada Bhd.	43,184,401	10,275
CIMB Group Holdings Bhd.	1,808,392	1,906
IHH Healthcare Bhd.	16,206,800	24,843
IJM Corp. Bhd.	19,519,904	15,362
		52,386

Philippines 0.4%
International Container Terminal Services, Inc.	7,380,848	11,007
SM Investments Corp.	219,490	4,020
		15,027

Singapore 1.2%
CapitaLand Retail China Trust	4,397,504	4,613
KrisEnergy Ltd.[1]	11,645,354	1,362
Olam International Ltd.	9,142,399	11,698
Olam International Ltd., warrants, expires 2018[1]	548,628	102
Yoma Strategic Holdings Ltd.[1]	75,215,205	24,419
		42,194

South Korea 4.8%
Hankook Tire Co., Ltd.	474,819	18,954
HYUNDAI MOBIS Co., Ltd.	2,500	522
Hyundai Motor Co.	342,488	43,155
Hyundai Motor Co., Series 2 preference	67,753	6,022
LG Household & Health Care Ltd.	25,449	22,563
LG Uplus Corp.	2,206,547	19,469
Orion Corp.	11,239	11,109
Samsung Electronics Co., Ltd.	17,846	19,057
Samsung Electronics Co., Ltd. (GDR)[2]	25,975	13,797
Shinhan Financial Group Co., Ltd.	408,478	13,748
		168,396

Taiwan 7.0%
Advantech Co., Ltd.	651,000	4,158
AirTAC International Group	4,000,161	18,391
CTCI Corp.	16,405,600	17,804
Delta Electronics, Inc.	12,708,701	59,645
Ginko International Co., Ltd.	1,497,000	19,777
Merida Industry Co., Ltd.	54,950	295
Taiwan Semiconductor Manufacturing Co., Ltd.	27,787,252	119,904
Yungtay Engineering Co., Ltd.	4,340,000	6,258
		246,232

10	Emerging Markets Growth Fund

Equity securities (continued)

	Shares	Value (000)
Asia-Pacific (continued)
Thailand 0.9%
Bangkok Bank PCL, nonvoting depository receipt	4,854,300	$20,417
Central Pattana PCL	5,800,500	7,522
KASIKORNBANK PCL	427,314	1,767
		29,706

Total Asia-Pacific		2,323,017

Latin America 12.1%
Argentina 0.7%
Arcos Dorados Holdings, Inc., Class A1	1,382,528	4,299
Grupo Financiero Galicia SA, Class B	5	—
YPF Sociedad Anónima, Class D (ADR)	1,335,100	20,988
		25,287

Brazil 5.6%
Banco Bradesco SA, preferred nominative (ADR)	3,787,116	18,216
BM&FBOVESPA SA – Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	13,160,700	36,226
BRF SA, ordinary nominative	75	1
BRF SA, ordinary nominative (ADR)	245,400	3,392
CCR SA, ordinary nominative	3,916,700	12,425
Gerdau SA (ADR)	882,500	1,059
Hypermarcas SA, ordinary nominative[1]	7,904,500	43,376
Itaú Unibanco Holding SA, preferred nominative (ADR)	3,549,895	23,110
QGEP Participações SA, ordinary nominative	4,640,500	6,838
TIM Participações SA, ordinary nominative	76,000	132
Vale SA, Class A, preferred nominative	2,482,000	6,431
Vale SA, Class A, preferred nominative (ADR)	13,292,700	33,896
Wilson Sons Ltd. (BDR)	1,212,100	10,110
		195,212

Chile 1.2%
Enersis SA	9,689,523	2,340
Enersis SA (ADR)	1,735,991	21,092
Inversiones La Construcción SA	1,822,386	18,682
		42,114

Mexico 4.6%
América Móvil, SAB de CV, Series L (ADR)	4,280,100	60,178
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	8,990,609	50,078
Fibra Uno Administracion, SA de CV	9,461,700	20,856
Grupo Comercial Chedraui, SAB de CV, Class B	1,980,700	5,280
Grupo Sanborns, SAB de CV, Series B1	3,345,900	5,118
Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B1[1]	11,757,439	18,590
Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	2,795,366	1,330
		161,430

Peru 0.0%
Graña y Montero SAA (ADR)	499,100	1,467

Total Latin America		425,510

Emerging Markets Growth Fund	11

Equity securities (continued)

	Shares	Value (000)
Eastern Europe and Middle East 7.8%
Israel 0.0%
Shufersal Ltd.[1]	48,763	$151

Oman 0.4%
bank muscat SAOG	10,268,931	12,562

Russia 3.9%
Alrosa PJSC	21,396,168	16,346
Baring Vostok Private Equity Fund, LP3,4,5,6	11,783,118	7,807
Baring Vostok Private Equity Fund III, LP3,4,5,6	24,142,754	17,062
Baring Vostok Private Equity Fund IV, LP1,3,4,5,6	21,419,569	12,147
Baring Vostok Fund IV Supplemental Fund, LP3,4,5,6	37,951,580	19,177
Globaltrans Investment PLC (GDR)[1]	264,904	1,208
Magnit PJSC	19,325	2,963
Magnit PJSC (GDR)	179,733	7,190
Moscow Exchange MICEX-RTS PJSC	9,175,683	11,472
New Century Capital Partners, LP1,3,5	5,247,900	2,042
Rosneft Oil Company OJSC (GDR)	1,224,681	4,246
Sberbank of Russia	4,732,685	6,519
Surgutneftegas OJSC, preference	8,480,521	5,126
Yandex NV, Class A1	1,397,625	21,971
		135,276

Saudi Arabia 0.9%
Saudi Basic Industries Corp., warrants, expire 2016[2]	1,148,588	23,406
Savola Group Co., warrants, expire 2017[2]	623,900	8,350
		31,756

Turkey 1.5%
Akbank TAS	23,695,390	54,427
Aktaş Elektrik Ticaret AŞ1	4,273	—
		54,427
United Arab Emirates 1.1%
DP World Ltd.	1,116,286	22,620
First Gulf Bank PJSC	4,613,377	15,836
		38,456

Total Eastern Europe and Middle East		272,628

Africa 3.8%
South Africa 3.8%
Discovery Ltd.	3,325,866	28,512
Mr Price Group Ltd.	354,193	4,567
MTN Group Ltd.	334,452	2,867
Naspers Ltd., Class N	499,943	68,355
Shoprite Holdings Ltd.	2,496,954	23,079
Telkom SA SOC Ltd.	1,628,558	6,719

Total Africa		134,099

12	Emerging Markets Growth Fund

Equity securities (continued)

	Shares	Value (000)
Other markets 6.0%
Australia 1.1%
Oil Search Ltd.	7,835,903	$38,364

Austria 0.4%
Vienna Insurance Group AG	556,407	15,188

Canada 0.4%
Centerra Gold Inc.	1,133,700	5,399
First Quantum Minerals Ltd.	1,950,501	7,302
		12,701

Denmark 0.3%
Carlsberg A/S, Class B	134,696	11,909

Italy 0.2%
Tenaris SA (ADR)	330,100	7,856

Netherlands 0.1%
Fugro NV, depository receipts[1]	96,411	1,569

Switzerland 0.4%
Dufry AG1	115,643	13,716

United Kingdom 1.4%
Global Ports Investments PLC (GDR)[1]	2,503,725	8,121
Lonmin PLC[1]	9,201,067	11,367
PZ Cussons PLC	3,573,654	14,997
SABMiller PLC	57,782	3,461
Sedibelo Platinum Mines Ltd.1	17,665,800	6,841
Tullow Oil PLC1	1,148,316	2,799
		47,586

United States of America 1.7%
AES Corp.	2,144,500	20,523
Cobalt International Energy, Inc.[1]	3,316,393	17,909
MercadoLibre, Inc.	194,512	22,240
		60,672

Total other markets		209,561

Multinational 0.1%
Capital International Private Equity Fund IV, LP3,4,5,6	50,753,017	2,299
International Hospital Corp. Holding NV, Class A1,3,4	609,873	402
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,3,4]	622,354	411
Pan-African Investment Partners II Ltd., Class A, preferred[1,3,4,5]	3,800	98

Total Multinational		3,210

Total equity securities (cost: $3,380,103,000)		3,368,025

Emerging Markets Growth Fund	13

Bonds & notes 0.5%	Principal amount (000)		Value (000)
Latin America 0.5%
Brazil 0.5%
Brazil (Federal Republic of), Series B, 6.00% 2050[7]	BRL	27	$16,070

Total Latin America			16,070

Asia-Pacific 0.0%
China 0.0%
Fu Ji Food and Catering Services Holdings Ltd. 0.00% convertible notes, 2020[8]	CNY	97,700	—

Total Asia-Pacific			—

Eastern Europe and Middle East 0.0%
Oman 0.0%
bank muscat (SAOG) 3.50% convertible notes, 2018	OMR	584	144
bank muscat (SAOG) 4.50% convertible notes, 2016		144	42
bank muscat (SAOG) 4.50% convertible notes, 2017		652	169

Total Eastern Europe and Middle East			355

Total bonds & notes (cost: $30,709,000)			16,425

Short-term securities 2.7%
Corporate short-term notes 2.3%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.33%–0.42% due 1/13/2016–1/28/2016		$61,100	61,083
General Electric Co. 0.15% due 1/4/2016		19,100	19,099
			80,182

Discount notes 0.4%
Federal Home Loan Mortgage Corp. 0.16% due 2/3/2016		13,100	13,098

Total short-term securities (cost: $93,280,000)			93,280
Total investment securities 99.4% (cost: $3,504,092,000)			3,477,730
Other assets less liabilities 0.6%			22,305

Net assets 100.0%			$3,500,035

14	Emerging Markets Growth Fund

Investment in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the six months ended December 31, 2015, is as follows (dollars in thousands):

Issuer	Beginning shares	Additions	Reductions	Ending shares	Dividend and interest income	Value of affiliates at 12/31/2015
Baring Vostok Private Equity Fund[9]	11,783,118	—	—	11,783,118	$134	$7,807
Baring Vostok Private Equity Fund III[9]	24,142,754	—	—	24,142,754	855	17,062
Baring Vostok Capital Partners IV9	59,058,574	312,575	—	59,371,149	—	31,324
Capital International Private Equity Fund IV9	50,724,946	28,071	—	50,753,017	406	2,299
International Hospital	1,232,227	—	—	1,232,227	—	813
Pan-African Investment Partners II	3,800	—	—	3,800	—	98
					$1,395	$59,403

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $53,864,000, which represented 1.54% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Index-linked bond whose principal amount moves with a government retail price index.
[8]	Scheduled interest and/or principal payment was not received.
[9]	For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Fund IV Supplemental Fund, LP	10/8/2007	$34,972	$19,177	.55%
Baring Vostok Private Equity Fund III, LP	3/30/2005	18,460	17,062	.49
Baring Vostok Private Equity Fund IV, LP	4/25/2007	19,344	12,147	.35
Baring Vostok Private Equity Fund, LP	12/15/2000	2,585	7,807	.22
Capital International Private Equity Fund IV, LP	3/29/2005	8,995	2,299	.07
International Hospital Corp. Holding NV, Class A	9/25/1997	8,011	402	.01
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred	2/12/2007	3,504	411	.01
New Century Capital Partners, LP	12/7/1995	436	2,042	.06
Pan-African Investment Partners II Ltd., Class A, preferred	6/20/2008	7,142	98	.00

Total private placement securities		$103,449	$61,445	1.76%

Key to abbreviations

ADR — American Depositary Receipts

BDR — Brazilian Depositary Receipts

GDR — Global Depositary Receipts

BRL — Brazilian reais

CNY — Chinese yuan

OMR — Omani rials

See Notes to Financial Statements

Emerging Markets Growth Fund	15

Financial statements

Statement of assets and liabilities at December 31, 2015	unaudited
(dollars in thousands, except per-share amounts)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $3,401,078)	$3,418,327
Affiliated issuers (cost: $103,014)	59,403	$3,477,730
Cash		1,750
Cash denominated in non-U.S. currency (cost: $17,968)		17,418
Receivables for:
Sales of investments	4,021
Sales of fund’s shares	1,832
Dividends and interest	4,297
Non-U.S. taxes	2,177	12,327
		3,509,225
Liabilities:
Payables for:
Investment advisory services	2,194
Directors’ compensation	1,594
Repurchase of fund’s shares	1,828
Non-U.S. taxes	3,325
Other accrued expenses	249	9,190
		9,190
Net assets at December 31, 2015:
Equivalent to $5.58 per share on 627,538,071 shares of $0.01 par value capital stock outstanding (authorized capital stock – 2,000,000,000 shares)		$3,500,035

Net assets consist of:
Capital paid in on shares of stock		$3,837,708
Distributions in excess of net investment income		(67,521)
Accumulated net realized loss		(239,485)
Net unrealized depreciation		(30,667)
Net assets at December 31, 2015		$3,500,035

See Notes to Financial Statements

16	Emerging Markets Growth Fund

Statement of operations for the six months ended December 31, 2015	unaudited
(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $1,649; also includes $1,392 from affiliates)	$33,584
Interest (also includes $3 from affiliates)	1,655	$35,239
Fees and expenses:
Investment advisory services	13,997
Custodian	703
Registration statement and prospectus	31
Auditing and legal	81
Reports to shareholders	8
Directors’ compensation	(65)
Other	259
Total fees and expenses before reduction	15,014
Less custodian expense reduction	1
Total fees and expenses after reduction		15,013
Net investment income		20,226

Net realized loss and unrealized depreciation:
Net realized loss on:
Investments (includes $13,970 gain from affiliates)	(143,302)
Forward currency contracts	(105)
Currency transactions	(110)	(143,517)
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $3,325)	(679,210)
Forward currency contracts	(60)
Currency translations	(801)	(680,071)
Net realized loss and unrealized depreciation		(823,588)

Net decrease in net assets resulting from operations		$(803,362)

Statements of changes in net assets
(dollars in thousands)

	Six months ended December 31, 2015*	Year ended June 30, 2015
Operations:
Net investment income	$20,226	$60,736
Net realized (loss) gain	(143,517)	212,438
Net unrealized depreciation	(680,071)	(719,831)
Net decrease in net assets resulting from operations	(803,362)	(446,657)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(105,314)	(97,584)
Distributions from net realized gain on investments	—	(182,621)
Total dividends and distributions paid to shareholders	(105,314)	(280,205)

Capital share transactions:
Proceeds from shares sold: 17,824,236 and 30,603,677 shares, respectively	106,694	221,712
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions: 12,044,435 and 39,626,363 shares, respectively	67,449	266,289
Issued in connection with merger (Note 8): 56,285,214 shares	345,592	—
Cost of shares repurchased: 124,626,279 and 223,467,957 shares, respectively	(731,926)	(1,666,691)
Net decrease in net assets resulting from capital share transactions	(212,191)	(1,178,690)

Total decrease in net assets	(1,120,867)	(1,905,552)

Net assets:
Beginning of period	4,620,902	6,526,454
End of period (including distributions in excess of net investment income and undistributed net investment income: $(67,521) and $17,567, respectively)	$3,500,035	$4,620,902

*	Unaudited

See Notes to Financial Statements

Emerging Markets Growth Fund	17

Notes to financial statements	unaudited

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments on the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares issued and redeemed — The fund intends to issue shares in exchange for cash and redeem shares in cash, however, the investment adviser, at its discretion, may accept securities in exchange of fund shares or pay a redemption in whole or in part by a distribution of the fund’s portfolio securities. An issuance or redemption of shares “in-kind” is based upon the closing value of the securities as of the trade date. Realized gains/losses, if any, resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

3. Valuation

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

18	Emerging Markets Growth Fund

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly reviews reports that describe fair value determinations and methods.

Emerging Markets Growth Fund	19

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2015 (dollars in thousands):

	Investment securities
	Level 1[1]	Level 2[1,2]	Level 3[2]	Total
Assets:
Equity securities:
Asia-Pacific	$103,559	$2,187,889	$31,569	$2,323,017
Latin America	425,510	—	—	425,510
Eastern Europe and Middle East	21,971	192,422	58,235	272,628
Africa	—	134,099	—	134,099
Other markets	81,229	121,491	6,841	209,561
Multinational	—	—	3,210	3,210
Bonds & notes	—	16,425	—	16,425
Short-term securities	—	93,280	—	93,280
Total	$632,269	$2,745,606	$99,855	$3,477,730

[1]	Securities with a market value of $2,487,210,000, which represented 71.06% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
[2]	Level 2 and Level 3 include investment securities with an aggregate value of $2,735,757,000, which represented 78.16% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of directors. Of this amount, securities with an aggregate value of $2,533,057,000 were fair valued as a result of significant market movements following the close of local trading.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the six months ended December 31, 2015 (dollars in thousands):

	Beginning value at 7/1/2015	Gross transfers into Level 3[3]	Purchases	Sales	Net realized gain (loss)[4]	Net unrealized depreciation[4]	Gross transfers out of Level 3[3]	Ending value at 12/31/2015
Private equity funds	$98,554	$—	$341	$(24,499)	$13,970	$(27,734)	$—	$60,632
Other securities[5]	23,335	57,280	7,853	(2,329)	(1,278)	(6,419)	(39,219)	39,223
Total	$121,889	$57,280	$8,194	$(26,828)	$12,692	$(34,153)	$(39,219)	$99,855

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2015 (dollars in thousands): $(26,140)

[3]	Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[4]	Net realized gain (loss) and unrealized depreciation are included in the related amounts on investments in the statement of operations.
[5]	Represents less than 1% of portfolio securities as of December 31, 2015.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

20	Emerging Markets Growth Fund

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of December 31, 2015.

The following table lists the characteristics of the alternative investments held by the fund as of December 31, 2015 (dollars in thousands):

Investment type	Investment strategy	Fair value	Unfunded commitment*	Remaining life†	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$ 60,632	$ 11,068	≤1 to 3 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign

Emerging Markets Growth Fund	21

ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into OTC forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, forward currency contracts are valued and unrealized appreciation or depreciation for open forward currency contracts is recorded in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations and statements of changes in net assets. As of December 31, 2015, the fund did not have any open over-the-counter (“OTC”) forward currency contracts. The average month-end notional amount of open OTC forward currency contracts while held was $105,880,000.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the six months ended December 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2008

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

22	Emerging Markets Growth Fund

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; unrealized appreciation of certain investments in securities outside the U.S; and income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the six months ended December 31, 2015, the tax character of distributions paid to shareholders was ordinary income in the amount of $105,314,000. For the year ended June 30, 2015, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $97,584,000 and $182,621,000, respectively.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2015, the tax basis components of distributable earnings were as follows (dollars in thousands):

Undistributed ordinary income	$89,242
Post-October capital loss deferral*	(45,756)

*This deferral is considered incurred in the subsequent year.

As of December 31, 2015, the tax basis unrealized appreciation (depreciation) and cost of investments securities were as follows (dollars in thousands)::

Gross unrealized appreciation on investment securities	$610,774
Gross unrealized depreciation on investment securities	(780,763)
Net unrealized depreciation on investment securities	(169,989)
Cost of investment securities	3,647,719

7. Fees and transactions with related parties

Capital International, Inc. (the “Adviser”) is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, is affiliated with the Adviser. The Adviser and AFD are considered related parties to the fund.

Investment advisory services — The fund has an Investment Advisory and Service Agreement with the Adviser that provides for monthly management fees determined on the last business day of each calendar week and month. The Adviser is wholly owned by Capital Group International, Inc., which is indirectly wholly owned by The Capital Group Companies,SM Inc. These fees are based on a series of decreasing annual rates beginning with 0.90% on the first $400 million of the fund’s net assets and decreasing to 0.52% on such assets in excess of $20 billion. For the six months ended December 31, 2015, the investment advisory services fee was $13,997,000, which was equivalent to an annualized rate of 0.70% of average daily net assets.

Distribution services — The fund has a principal underwriting agreement with AFD. AFD does not receive compensation for any sale of the fund’s shares.

Directors’ compensation — Directors who are unaffiliated with the Adviser may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation shown on the accompanying financial statements includes $281,000 in current fees (either paid in cash or deferred) and a net decrease of $346,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with the Adviser. No affiliated officers or directors received any compensation directly from the fund.

Emerging Markets Growth Fund	23

8. Fund merger

On November 6, 2015, Emerging Markets Growth Fund, Inc. (the “acquiring fund”) acquired the net assets of the Capital Group Emerging Markets Equity Trust (US) (the “acquired fund”) pursuant to an Agreement and Plan of Reorganization approved by the Board of Directors on September 22, 2015. The acquisition was accomplished by a taxable exchange of shares of the acquiring fund for the corresponding units of each class of the acquired fund at the close of business on November 6, 2015. Shares issued by the acquiring fund are disclosed in the capital share transactions on page 17. Further information about the merger of the funds is as follows (dollars in thousands):

				Net asset
		Units	Net	value
	Status	outstanding	assets	per unit
Capital Group Emerging Markets Equity Trust (US)	Acquired fund
Unit Class S		4,018,075	$144,220	$35.89
Unit Class T		12,392,534	201,372	16.25

				Net asset
		Shares	Net	value
	Status	outstanding	assets	per unit
Emerging Markets Growth Fund, Inc.	Acquiring fund	622,905,310	$3,821,904	$6.14
Emerging Markets Growth Fund, Inc.	Post merger	679,190,524	4,167,496	6.14

Components of net assets acquired on November 6, 2015
Capital paid in on units of beneficial interest	$308,279
Undistributed net investment income	116,058
Accumulated net realized loss	(42,419)
Net unrealized depreciation	(36,326)
Total net assets	$345,592

Had the acquisition been completed on July 1, 2015, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the six months ended December 31, 2015, would have been as follows (dollars in thousands):

Pro forma components of net assets resulting from operations for the six months ended December 31, 2015
Net investment income	$20,702
Net loss on investments	(157,401)
Net unrealized depreciation on investments	(718,380)
Net decrease in net assets resulting from operations	$(855,079)

Since the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the income, expenses and changes in net assets of the acquired fund that have been included in the acquiring fund’s statement of operations since November 6, 2015.

9. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $664,369,000 and $1,161,918,000, respectively, during the six months ended December 31, 2015.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2015, the custodian fee of $703,000 was reduced by $1,000.

24	Emerging Markets Growth Fund

Financial highlights

	Six months ended	Year ended June 30
	12/31/15[1,2]	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.94	$7.97	$7.45	$7.39	$9.93	$8.13
(Loss) income from investment operations[3]:
Net investment income	.03	.08	.07	.12	.17	.16
Net realized and unrealized (loss) gain on investments	(1.22)	(.71)	.86	.19	(2.33)	1.81
Total from investment operations	(1.19)	(.63)	.93	.31	(2.16)	1.97

Less dividends and distributions:
Dividends from net investment income	(.17)	(.14)	(.10)	(.21)	(.12)	(.17)
Distributions from net realized gains	—	(.26)	(.31)	(.04)	(.26)	—
Total dividends and distributions	(.17)	(.40)	(.41)	(.25)	(.38)	(.17)
Net asset value, end of period	$5.58	$6.94	$7.97	$7.45	$7.39	$9.93
Total return	(17.14)%[4]	(7.71)%	12.69%	3.95%	(21.69)%	24.29%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$3,500	$4,621	$6,526	$9,564	$11,851	$16,827
Ratio of expenses to average net assets	.75%[5]	.75%	.73%	.73%	.68%	.68%
Ratio of net investment income to average net assets	1.02%[5]	1.12%	.88%	1.55%	2.02%	1.65%
Portfolio turnover rate	18%[4,6]	26%	41%	41%	39%	41%

[1]	Unaudited.
[2]	Based on operations for the period shown and, accordingly, may not be representative of a full year.
[3]	Based on average shares outstanding.
[4]	Not annualized.
[5]	Annualized.
[6]	Due to a fund merger event at the close of business on November 6, 2015, the portfolio turnover calculation has been adjusted to exclude the value of securities acquired in connection with the merger. Should the calculation not have been subject to such adjustment, the Fund’s portfolio turnover ratio would have been 27%.

See Notes to Financial Statements

Emerging Markets Growth Fund	25

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2015 through December 31, 2015).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 7/1/2015	Ending account value 12/31/2015	Expenses paid during period*	Annualized expense ratio
Actual return	$1,000.00	$828.59	$3.45	.75%
Hypothetical 5% return before expenses	1,000.00	1,021.37	3.81	.75

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the six-month period).

26	Emerging Markets Growth Fund

Offices of the fund and of the investment adviser

Capital International, Inc.

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025-3302

333 South Hope Street

Los Angeles, CA 90071-1406

400 South Hope Street

Los Angeles, CA 90071-2801

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

JPMorgan Investor Services Co.

One Beacon Street

Boston, MA 02108

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

1900 K Street, NW

Washington, D.C. 20006-2009

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing.

Lit. No. MFGESRX-015-0216P (NLS)     Printed in USA TAG/AFD/9099-S49000
© 2016 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the semi-annual report to shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full Board. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By ____/s/ Victor D. Kohn___________
Victor D. Kohn, President and Chief Executive Officer

Date: February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By ____/s/ Victor D. Kohn___________
Victor D. Kohn, President and Chief Executive Officer

Date: February 29, 2016

By ___/s/ Bryan C. Janssen__________
Brian C. Janssen, Treasurer

Date: February 29, 2016